                                                                    EXHIBIT 10.2

                      LOAN DOCUMENT MODIFICATION AGREEMENT

                    (NO. 1; DATED AS OF SEPTEMBER 24, 2001)
                    ---------------------------------------

     LOAN DOCUMENT MODIFICATION AGREEMENT dated as of September 24, 2001 by and among the parties hereto who are identified on the signature page hereof as the original borrowers (the "Original Borrowers") DATA DIMENSIONS, INC., a Delaware corporation which pursuant to this Agreement is becoming an additional borrower hereunder (the "New Borrower," and together with the Original Borrower, the "Borrowers") and SILICON VALLEY BANK (the "Bank"), a California chartered bank with its principal place of business at 3003 Tasman Drive, Santa Clara, California 95054, and with a loan production office located at Wellesley Office Park, 40 William Street, Wellesley, MA 02181, doing business under the name "Silicon Valley East".

1.   Reference to Existing Loan Documents.
     -------------------------------------

     Reference is hereby made to that Loan and Security Agreement dated June 28, 2001 between the Bank and the Borrower (with the attached schedules and exhibits, the "Loan Agreement") and the Loan Documents referred to therein, including without limitation, that certain Promissory Note of the Borrower dated June 28, 2001 in the principal amount of US$7,000,000 (the "Note") referred to therein. Unless otherwise defined herein, capitalized terms used in this Agreement shall have the same respective meanings as set forth in the Loan Agreement.

2.   Effective Date.
     ---------------

     This Agreement shall become effective as of September 24, 2001 (the "Effective Date"), provided that the Bank shall have received the following on or before September 24, 2001 and provided further, however, in no event shall this Agreement become effective until signed by an officer of the Bank in
California:

          a. two copies of this Agreement, duly executed by all the Borrowers, with the attached consent of Lionbridge Technologies, Inc. ("LTI"), duly executed thereby;

          b. an amended and restated promissory note in the form enclosed herewith (the "Amended Note"), duly executed by the Borrowers;

          c. a Perfection Certificate duly completed and executed by an authorized officer of the New Borrower;

          d. the results of a UCC search conducted with respect to the New Borrower satisfactory to the Bank;

          e. UCC financing statements duly executed by the New Borrower for filing in appropriate filing offices; and

          f. a certificate of the Secretary or other appropriate officer of the New Borrower with respect to (i) its certificate of incorporation (as certified as a recent date by the Secretary of State of its state of incorporation); (ii) its corporate by-laws; (iii) incumbency of its authorized officers; and (iv) authorizing resolutions of its board of directors.

     By the signature of their authorized officers below, the Borrowers are hereby representing as follows:

          (a) Data Dimensions, Inc., a Delaware corporation ("DDI") was acquired by [acquiring entity] on or about [date] in a transaction summarized in Schedule A hereto (the "DDI Acquisition");

          (b) Except with respect to any restrictions on acquisitions set forth in the Loan Agreement, the Guarantee or the other Loan Documents, the DDI Acquisition did not give rise to any Event of Default under the Loan Agreement and no such Event of Default has occurred and is continuing under the Loan Agreement (including without limitation pursuant to Section 7.1(q) thereof as a result of any default on the part of LTI in satisfying its obligations and covenants under the Guarantee);

          (c) By virtue of the DDI Acquisition, DDI has become a direct wholly-owned subsidiary of [direct parent], an indirect wholly-owned Subsidiary of LTI, and an Affiliate of the Original Borrowers; and

          (d) The Borrowers agree that, except as set forth in Schedule A, the representation and warranties of the Original Borrowers set forth in the Loan Documents (including those contained in the Loan Agreement as amended by this Agreement are true and correct as of the Effective Date as if made on such date and agree that the representations and warranties in the Loan Agreement that refer or relate to the Borrowers are true and correct as to the New Borrower as of the Effective Date.

     Finally, the Borrowers (and LTI by signing below) agrees that, as of the Effective Date, it has no defenses against its obligations to pay any amounts under the Loan Agreement and the other Loan Documents.

3.   Description of Change in Terms.
     -------------------------------

     As of the Effective Date, the Loan Agreement is modified in the following respects:

          a. The New Borrower shall for all purposes become a Borrower under the Loan Agreement and the other Loan Documents (including, without limitation, by granting a security interest in favor of the Bank pursuant to Section 2.1 of the Loan Agreement) and all references to the Borrowers in the Loan Agreement and the other Loan Documents shall include a reference to the New Borrower. The New Borrower agrees to be bound by the terms and conditions of the Loan Agreement and the other Loan Documents to which the Original Borrowers are a party as fully as if it were an Original Borrower thereunder.

          b. The Loan Agreement and the other Loan Documents are hereby amended wherever necessary or appropriate to reflect the foregoing changes.

4.   Consent and Waiver.
     ------------------

     The Bank consents to the DDI Acquisition and waives any Default or Event of Default that would otherwise arise from a breach of the restrictions on acquisitions as set forth in the Loan Agreement, the Guarantee or any other Loan Document as a result of the DDI Acquisition.

5.   Continuing Validity.
     --------------------

     Upon the effectiveness hereof, each reference in each Loan Document to "the Loan Agreement", "thereunder", "thereof", "therein", or words of like import referring to the Loan Agreement, shall mean and be a reference to the Loan Agreement, as amended hereby. Except as specifically set forth above, the Loan Agreement shall remain in full force and effect and is hereby ratified and confirmed. Each of the other Loan Documents is in full force and effect and is hereby ratified and confirmed. The amendments set forth above (i) do not constitute a waiver or modification of any term, condition or covenant of the Loan Agreement or any other Loan Document, other than as expressly set forth herein, and (ii) shall not prejudice any rights which the Bank may now or hereafter have under or in connection with the Loan Agreement, as modified hereby, or the other Loan Documents and shall not obligate the Bank to assent to any further modifications.

6.   Miscellaneous.
     --------------

          a. This Agreement may be signed in one or more counterparts each of which taken together shall constitute one and the same document.

          b. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS.

          c. EACH BORROWER ACCEPTS FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, UNCONDITIONALLY, THE NON-EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE COMMONWEALTH OF MASSACHUSETTS IN ANY ACTION, SUIT, OR PROCEEDING OF ANY KIND AGAINST IT WHICH ARISES OUT OF OR BY REASON OF THIS LOAN MODIFICATION AGREEMENT; PROVIDED, HOWEVER, THAT IF FOR ANY REASON LENDER CANNOT AVAIL ITSELF OF THE COURTS OF THE COMMONWEALTH OF MASSACHUSETTS, THEN VENUE SHALL LIE IN SANTA CLARA COUNTY, CALIFORNIA.

          d. The Borrowers agree, on a joint and several basis, to promptly pay on demand all costs and expenses of the Bank in connection with the preparation, reproduction, execution and delivery of this letter amendment and the other instruments and documents to be delivered hereunder, including the reasonable fees and out-of-pocket expenses of Sullivan & Worcester, special counsel for the Bank with respect thereto.

     IN WITNESS WHEREOF, the Bank and the Borrowers have caused this Agreement to be signed under seal by their respective duly authorized officers as of the date set forth above.


                                   Sincerely,

                                   SILICON VALLEY EAST, a Division
                                    of Silicon Valley Bank

                                   By: /s/ John D. Gaziano, Jr.
                                      ----------------------------------
                                      Name:  John D. Gaziano, Jr.
                                      Title: Senior Relationship Manager

                                   SILICON VALLEY BANK

                                   By: /s/
                                      ----------------------------------
                                      Name:
                                      Title:
                                      (signed in Santa Clara, CA)

                                   ORIGINAL BORROWERS:

                                   INT'L.com, Inc.

                                   By /s/ Rory J. Cowan
                                      ------------------
                                      Rory J. Cowan
                                      Chief Executive Officer

                                   International Language Engineering
                                   Corporation

                                   By /s/ Rory J. Cowan
                                      ------------------
                                      Rory J. Cowan
                                      Chief Executive Officer

                                   Harvard Translations, Inc.

                                   By /s/ Rory J. Cowan
                                      ------------------
                                      Rory J. Cowan
                                      President

                                    Lionbridge Technologies California, Inc.

                                    By /s/ Rory J. Cowan
                                       ------------------
                                       Rory J. Cowan
                                       Chief Executive Officer


                                   NEW BORROWER:

                                   DATA DIMENSIONS, INC.

                                   By: /s/ Rory J. Cowan
                                       -------------------
                                       Name:  Rory J. Cowan
                                       Title: President